UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2011

HERITAGE COMMERCE CORP

(Exact name of registrant as specified in its charter)

California	000-23877	77-0469558
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
150 Almaden Boulevard, San Jose, California	95113
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (408) 947-6900
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02         DEPAPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On June 8, 2011, the Board of Directors elected Steven L. Hallgrimson to fill an existing vacancy on the Board.  Mr. Hallgrimson was also appointed to the Audit Committee of Board of Directors.  The Board has determined that Mr. Hallgrimson meets the requirements as an "independent" director under the applicable rules and regulations of The NASDAQ Stock Market.  The Board of Directors has also designated Mr. Hallgrimson as the "audit committee financial expert" as defined under the applicable rules and regulations of the Securities and Exchange Commission.

Mr. Hallgrimson, age 69, had been practicing law in the San Jose, California area since 1969 in the areas of real estate, taxation and general business planning and is a certified public accountant.  He is currently of-counsel with the law firm of Berliner Cohen located in San Jose, California.  Mr. Hallgrimson has founded and served as a board member for several private business entities engaged in automobile lending, commercial real estate brokerage and telecommunications.  He has been an instructor at San Jose State University Business School and University of California, Santa Cruz teaching a variety of business, real estate and tax courses.  Mr. Hallgrimson is a member of the California State Bar and California Society of Certified Accountants.  He serves as a trustee and president of the Santa Clara County Law Library and is a former board member of the San Jose Art Museum.  He earned a B.A. from Claremont McKenna College and a Juris Doctor from the University of California at Berkeley, Boalt Hall School of Law.  The Board has elected Mr. Hallgrimson because he brings legal, accounting and tax knowledge and experience to the Board and because of his involvement and extensive relationships in the community in which the Company serves.  His background is particularly suited to serve as a member of the Board's Audit Committee and as that committee's "financial expert".

Heritage Commerce Corp has issued press release announcing the appointment of Steven L. Hallgrimson to the Board which is attached to this report as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(D) Exhibits.

99.1	Press Release, dated June 8, 2011, entitled, "Steven L. Hallgrimson Appointed to Heritage Commerce Corp Board of Directors."

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 8, 2011

Heritage Commerce Corp

By: /s/ Lawrence D. McGovern
Name: Lawrence D. McGovern
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NO.         DESCRIPTION

99.1	Press Release, dated June 8, 2011, entitled, "Steven L. Hallgrimson Appointed to Heritage Commerce Corp Board of Directors."